UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 12, 2005


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
        instrumentality of
        the United States                0-17440          52-1578738
 (State or other jurisdiction of      (Commission      (I.R.S. Employer
  incorporation or organization)      File Number)    Identification No.)



 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.     20036
-------------------------------------------------------------   ----------
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
          (Former name or former address, if changed since last report)

Section 8 - Other Events

Item 8.01.  Other Events.

     On May 12, 2005, Farmer Mac issued a press release to announce that Farmer Mac's regulator, the Farm Credit Administration ("FCA"), at an open meeting of its Board, approved a final rule that relates to regulatory capital standards on certain assets held by Farm Credit System (FCS) institutions other than Farmer Mac. Among other revisions, the Board removed from the final rule a provision in the August 6, 2004 proposed regulation that would have required FCS institutions to risk-weight assets on their books that are guaranteed by a government sponsored-enterprise (GSE), including Farmer Mac, based on the financial strength rating of the GSE as determined by a nationally recognized statistical rating organization. A copy of the press release is attached to this report as
Exhibit 99.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            99. Press Release dated May 12, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      May 12, 2005